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                                                                    EXHIBIT 32.2

            SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

      I, Joseph S. Tibbetts, Jr., Chief Financial Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that:

      (1) The Company's periodic report on Form 10-K for the period ended October 31, 2004 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

CHIEF FINANCIAL OFFICER

/s/ Joseph S. Tibbetts, Jr.
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Joseph S. Tibbetts, Jr.

Date: January 13, 2005